Exhibit 99.1

Press Release
July 20, 2020

LCNB CORP. REPORTS FINANCIAL RESULTS FOR
THE THREE AND SIX MONTHS ENDED JUNE 30, 2020

LEBANON, Ohio--LCNB Corp. ("LCNB") (NASDAQ: LCNB) today announced net income of $5,057,000 (total basic and diluted earnings per share of $0.39) and $10,083,000 (total basic and diluted earnings per share of $0.78) for the three and six months ended June 30, 2020, respectively.  This compares to net income of $4,728,000 (total basic and diluted earnings per share of $0.36) and $9,355,000 (total basic and diluted earnings per share of $0.71) for the same three and six month periods in 2019.

Commenting on the financial results, LCNB President and Chief Executive Officer Eric Meilstrup said, "We are pleased to report strong financial results for the second quarter and first half of 2020, despite the challenging conditions resulting from the COVID-19 pandemic. Gross loans increased $92.0 million or 7.4% since December 31, 2019, including $45.5 million in Paycheck Protection Program ("PPP") loans. Total assets increased $96.0 million or 5.9% during the same period. LCNB's return on average assets was 1.19% and 1.21% for the respective three and six month periods in 2020 and return on average equity for the same periods was 8.63% and 8.69%. "

Net interest income for the three and six months ended June 30, 2020 was, respectively, $408,000 and $1,195,000 greater than the comparable periods in 2019, due to growth in the average balance of LCNB's loan portfolio, partially offset by a decrease in the average rate earned on that portfolio. Also contributing to the increase in net interest income was a decrease in the average rate paid on deposits. These net favorable items were partially offset by a decrease in average investment securities.

The provision for loan losses for the three months ended June 30, 2020 was $38,000 less than the comparable period in 2019 and the six month period was $1,240,000 greater than the comparable period in 2019. Approximately 69% of the increase in the provision for the six month period was due to an adjustment to the allowance for potential impacts from the economic recession caused by the COVID-19 pandemic. Non-accrual loans and loans past due 90 days or more and still accruing interest increased $928,000, from $2,986,000 or 0.24% of total loans at June 30, 2019 to $3,914,000 or 0.29% of total loans at June 30, 2020.

Non-interest income for the three and six months ended June 30, 2020 was, respectively, $321,000 and $1,388,000 greater than the comparable periods in 2019 primarily due to increases in fiduciary income, gains from sales of loans, and increases in income from bank owned life insurance, partially offset by a decrease in service charges and fees on deposit accounts. The increase for the six month period included gains from the sale of equity securities, which is recorded in other operating income in the consolidated condensed statements of income, and gains from the sale of debt securities. Income from bank owned life insurance increased partially due to new policies purchased in the third quarter 2019 and partially due to a mortality benefit received during the first quarter 2020.

Non-interest expense for the three and six months ended June 30, 2020 was, respectively, $283,000 and $655,000 greater than the comparable periods in 2019, primarily due to increases in salaries and employee benefits, partially offset by decreases in marketing expense and FDIC insurance premiums. Salaries and employee benefits increased primarily due to salary and wage increases and newly hired employees, including additional business development positions. An increase in health insurance costs also contributed to the increase in salaries and employee benefits. FDIC insurance premiums decreased due to a small bank assessment credit received during the first and second quarters 2020. LCNB has used the credit in full and anticipates subsequent quarterly premium payments will return to normal levels.

LCNB Corp. is a financial holding company headquartered in Lebanon, Ohio. Through its subsidiary, LCNB National Bank (the “Bank”), it serves customers and communities in Southwest and South Central Ohio. A financial institution with a long tradition for building strong relationships with customers and communities, the Bank offers convenient banking locations in Butler, Clermont, Clinton, Fayette, Franklin, Hamilton, Montgomery, Preble, Ross, and Warren Counties, Ohio. The Bank continually strives to exceed customer expectations and provides an array of services for all personal and business banking needs including checking, savings, online banking, personal lending, business lending, agricultural lending, business support, deposit and treasury, investment services, trust and IRAs and stock purchases. LCNB Corp. common shares are traded on the NASDAQ Capital Market Exchange® under the symbol “LCNB.” Learn more about LCNB Corp. at www.lcnb.com.

Certain statements made in this news release regarding LCNB’s financial condition, results of operations, plans, objectives, future performance and business, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by the fact they are not historical facts and include words such as “anticipate”, “could”, “may”, “feel”, “expect”, “believe”, “plan”, and similar expressions. Please refer to LCNB’s Annual Report on Form 10-K for the year ended December 31, 2019, as well as its other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

These forward-looking statements reflect management's current expectations based on all information available to management and its knowledge of LCNB’s business and operations. Additionally, LCNB’s financial condition, results of operations, plans, objectives, future performance and business are subject to risks and uncertainties that may cause actual results to differ materially. These factors include, but are not limited to:
1.the success, impact, and timing of the implementation of LCNB’s business strategies;
2.the significant risks and uncertainties for LCNB's business, results of operations and financial condition, as well as its regulatory capital and liquidity ratios and other regulatory requirements, caused by the COVID-19 pandemic, which will depend on several factors, including the scope and duration of the pandemic, its influence on financial markets, the effectiveness of LCNB's work from home arrangements and staffing levels in operational facilities, the impact of market participants on which LCNB relies and actions taken by governmental authorities and other third parties in response to the pandemic;
3.LCNB’s ability to integrate recent and future acquisitions may be unsuccessful, or may be more difficult, time-consuming or costly than expected;
4.LCNB may incur increased charge-offs in the future;
5.LCNB may face competitive loss of customers;
6.changes in the interest rate environment may have results on LCNB’s operations materially different from those anticipated by LCNB’s market risk management functions;
7.changes in general economic conditions and increased competition could adversely affect LCNB’s operating results;
8.changes in regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact LCNB’s operating results;
9.LCNB may experience difficulties growing loan and deposit balances;
10.United States trade relations with foreign countries could negatively impact the financial condition of LCNB's customers, which could adversely affect LCNB 's operating results and financial condition;
11.deterioration in the financial condition of the U.S. banking system may impact the valuations of investments LCNB has made in the securities of other financial institutions resulting in either actual losses or other than temporary impairments on such investments;
12.difficulties with technology or data security breaches, including cyberattacks, that could negatively affect LCNB's ability to conduct business and its relationships with customers, vendors, and others;
13.adverse weather events and natural disasters and global and/or national epidemics; and
14.government intervention in the U.S. financial system, including the effects of recent legislative, tax, accounting and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Jumpstart Our Business Startups Act, the Consumer Financial Protection Bureau, the capital ratios of Basel III as adopted by the federal banking authorities, and the Tax Cuts and Jobs Act.

Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist shareholders and potential investors in understanding current and anticipated financial operations of LCNB and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of

1995. LCNB undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.